EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

I, Kishore Seendripu, Ph.D., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of MaxLinear, Inc. on Form 10-Q for the fiscal quarter ended September 30, 2022 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of MaxLinear, Inc.

Date:	October 25, 2022	By:	/s/ Kishore Seendripu, Ph.D.
		Name:	Kishore Seendripu, Ph.D.
		Title:	President and Chief Executive Officer
I, Steven G. Litchfield, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of MaxLinear, Inc. on Form 10-Q for the fiscal quarter ended September 30, 2022 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of MaxLinear, Inc.

Date:	October 25, 2022	By:	/s/ Steven G. Litchfield
		Name:	Steven G. Litchfield
		Title:	Chief Financial Officer and Chief Corporate Strategy Officer